Note 4 - Notes Payable - Related Parties	6 Months Ended
Jun. 30, 2024
Notes to Financial Statements
Debt Disclosure [Text Block]
4.	Notes Payable – Related Parties

On May 10, 2024, we issued 10% Original Issue Discount Promissory Notes (the “Notes”) with an aggregate principal amount of $150,000 to members of our Board of Directors and senior management, in exchange for gross cash proceeds to us of $135,000. The Notes are unsecured, bear interest at a rate of 15% per annum, and mature upon the earlier of (i) six months from the issue date or (ii) three days following the date the Company completes an offering of its common stock with gross proceeds of not less than $5 million. We recorded a total debt discount of $15,000 upon the issuance of the Notes. Interest expense associated with the Notes was $7,292 for the three-month period ended June 30, 2024, consisting of $4,167 of debt discount amortization and $3,125 of accrued interest payable.